UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  January 5, 2022

GROWGENERATION CORP.

(Exact Name of Registrant as Specified in its Charter)

Colorado	333-207889	46-5008129
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5619 DTC Parkway, Suite 900

Greenwood Village, CO 80111

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800) 935-8420

N/A

(Former Address of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GRWG	The NASDAQ Stock Market LLC

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2022, the Board of Directors and the Compensation Committee of GrowGeneration Corp. (the “Company”) approved the increase of the base salary of Dennis Sheldon, Chief Supply Chain and Technology Officer, to $300,000 per year, effective as of January 1, 2022, in recognition of his significant contributions to the success of the Company, as well as the future contributions to the Company in an expanded role following the recent departure of the Company’s Chief Operating Officer. In addition, Mr. Sheldon will now report directly to Michael Salaman, President.

Mr. Sheldon, aged 59, joined the Company in May 2021 as Senior Vice President of Global Supply Chain and recently elevated to the position of Chief Supply Chain and Technology Officer. Mr. Sheldon is a seasoned operation’s executive with more than three decades of experience in the global consumer goods industry. Prior to joining the Company, Mr. Sheldon was Chief Operating Officer at PopSockets LLC, a privately held company in Colorado specializing in grips, mounts, and wallets for digital devices and cellphones, where he was responsible for the company’s global operations and growth initiatives. From 2007 to 2017, he spent a decade at a Colorado-based global footwear and apparel company, Crocs Inc. (NASDAQ: CROX), where he held the positions of Senior Vice President of Global Supply Chain, Senior Vice President of Global Enterprise Systems, and Vice President of Global Distribution & Logistics. Most recently, from 2019 to 2021, Mr. Sheldon managed his own global operations consulting group - S2C2, LLC.

Mr. Sheldon has no family relationships with any other director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 7, 2022	GrowGeneration Corp.

	By:	/s/ Darren Lampert
	Name:	Darren Lampert
	Title:	Chief Executive Officer

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